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                                                                   EXHIBIT 10.26



                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


       THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of this 31st day of December, 1996 (this "Amendment") among THE GNI GROUP, INC., a Delaware corporation ("GNI"), DISPOSAL SYSTEMS, INC., a Delaware corporation ("DSI"), RESOURCE TRANSPORTATION SERVICES, INC., a Delaware corporation ("RTS"), GNI CHEMICALS CORPORATION, a Delaware corporation ("GNIC") and DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC., a Delaware corporation ("Corpus") (GNI, RTS, GNIC, DSI and Corpus being, collectively, the "Loan Parties"), the address for each for purposes hereof being 2525 Battleground Road, P.O. Box 220, Deer Park, Texas 77536-0220 and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender"), formerly known as NCNB TEXAS NATIONAL BANK, the address for purposes hereof being 700 Louisiana, P.O. Box 2518, Houston, Texas 77252-2518.

                              W I T N E S S E T H


       WHEREAS, GNI, DSI, RTS, GNIC and the Lender entered into that certain Credit Agreement dated as of June 30, 1993 as amended by Amendment No. 1 dated as of March 15, 1994, Second Amendment to Credit Agreement dated as of August 31, 1994, and Third Amendment to Credit Agreement dated as of December 31, 1994, and the Loan Parties and the Lender entered into that certain Fourth Amendment to Credit Agreement dated as of March 3, 1995, that certain Fifth Amendment to Credit Agreement dated as of March 31, 1995, that certain Sixth Amendment to Credit Agreement dated as of November 3, 1995 and that certain Seventh Amendment to Credit Agreement dated as of September 23, 1996 (collectively, the "Credit Agreement"), pursuant to which the Lender agreed to make certain loans and issue letters of credit to the Loan Parties; and

       WHEREAS, the Loan Parties have requested that, in addition to amendments of the Credit Agreement, the Lender permit the issuance and sale of the "Subordinated Notes" (as defined herein), which indebtedness will be subordinate to the indebtedness under the Credit Agreement; and

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the Loan Parties and the Lender now agree to amend the Credit Agreement as follows:

       1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.





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       2.     The definition of "Agreement", in Section 1.02 of the Credit
Agreement is hereby amended in its entirety to hereafter read as follows:

              "Agreement" shall mean this Credit Agreement and all exhibits and schedules hereto, as amended by Amendment No. 1 dated as of March 15, 1994, the Second Amendment to Credit Agreement dated as of August 31, 1994, the Third Amendment to Credit Agreement dated December 31, 1994, the Fourth Amendment dated as of March 3, 1995, the Fifth Amendment dated as of March 31, 1995, the Sixth Amendment dated as of November 3, 1995, the Seventh Amendment dated as of September 23, 1996, and the Eighth Amendment dated as of December 31, 1996, as the same may from time to time be amended or supplemented.

       3. Section 1.02 of the Credit Agreement is further amended by adding the following definitions where appropriate:

              "Eighth Amendment" shall mean the Eighth Amendment to Credit Agreement dated as of December 31, 1996 among the Loan Parties and the Lender.

              "Subordinated Creditors" shall mean each of the holders of the Subordinated Notes under the Subordinated Documents."

              "Subordinated Debt" shall mean Indebtedness permitted by Section 9.01(h).

              "Subordinated Documents" shall mean those certain Note and Warrant Purchase Agreements dated of even date herewith.

              "Subordinated Notes" shall mean those certain 12.00% Senior Subordinated Notes due December 31, 2003, in the aggregate principal amount of $20,000,000, to be issued by GNI pursuant to the Subordinated Documents."

       4. Section 9.01(h) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:

       "(h) Indebtedness of GNI pursuant to the Subordinated Notes up to an aggregate principal amount of $20,000,000; provided that proceeds of such Indebtedness are used to prepay in full the principal outstanding under Note D."

       5. Section 9.02 of the Credit Agreement is hereby amended by adding the following clause (c) before the period at the end of the sentence:





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       "... and (c)  the Guaranty Agreement dated December 31, 1996 in which certain subsidiaries guarantee on a subordinated basis the Subordinated Debt."

       6. Section 9.10 of the Credit Agreement is hereby amended by adding the following clause before the period at the end of the sentence:

       "except as provided in the Subordinated Documents on December 31, 1996."

       7. Article 9 of the Credit Agreement is hereby amended by adding the following Section 9.12:

              "Section 9.12  Subordinated Debt.    (a) Make any principal or
       interest payments to the Subordinated Creditors or cause or permit to be made any principal payment on behalf of GNI on account of (or purchase, prepay, redeem or defease) any Subordinated Debt; provided, however, GNI may make scheduled payments of interest in accordance with the Subordinated Documents as in effect on December 31, 1996 and pay the principal of the Subordinated Notes at the stated maturity of December 31, 2003, if at the time of such payment and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (b) modify or amend sections 6, 7, 8, 9, 10, 11, 12, 13, 19 or the definitions as used in any of such sections or the other terms of the Subordinated Notes or Subordinated Documents as in existence on December 31, 1996 and any related documents without the consent of the Lender, if the effect of such modification or amendment would be to shorten the time for payment on any Subordinated Notes, increase the principal amount of the Subordinated Notes above $20,000,000, increase the rate of interest on any Subordinated Note or change the method of calculating interest so as to effectively increase the rate of interest on any Subordinated Note, or change any other provisions which would detrimentally effect the rights of the Lender. "

       8. Section 10.01(d) of the Credit Agreement is hereby amended by deleting the phrase "or, if no such grace period is provided, 30 days" in the last two lines of such Section.

       9. Section 10.01 of the Credit Agreement is hereby amended by adding the following clause (k):

       "(k) the maturity of the Subordinated Notes shall have been accelerated or a written notice of prepayment shall have been given by or to GNI under Sections 9.1, 9.2, 9.3, 9.4 or 9.5 of the Subordinated Documents."

       10. Section 10.02 of the Credit Agreement is hereby amended by inserting the words "or (k)" after the words "Sections 10.02 (e) or (f)" in the second line of such Section.





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       11.    Assuming that no less than $15,000,000 of the net proceeds are applied directly to the complete repayment of Note D and based on the latest financial statements provided to the Lender, the incurrence of the Subordinated Debt does not, as of the date of its funding, create a default of Sections 8.22, 8.23, 8.24, 8.25 or 8.28 of the Credit Agreement.

       12. This Amendment shall become binding on the Lender when, and only when, the Lender shall have received each of the following in form and substance satisfactory to the Lender or its counsel:

              (a) counterparts of this Amendment executed by the Loan Parties and the Lender;

              (b)    executed copies of the Subordinated Documents; and

              (c) such other agreements, documents, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

       13. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms. Each Loan Party hereby confirms and ratifies its liability under its respective Security Instrument in all respects to which it is a party. Each Security Instrument shall remain enforceable against each Loan Party which is a party thereto in accordance with its terms and shall secure all of the Obligations.

       14. The Loan Parties hereby reaffirm that as of the date of this Amendment, the representations and warranties contained in the Loan Documents are true and correct on the date hereof as though made on and as of the date of this Amendment.

       15. The Loan Parties represent and warrant that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Loan Parties and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Instruments are valid and subsisting and secure the Loan Parties' obligations under the Loan Documents as amended hereby, and (c) this Amendment constitutes a legal, valid, and binding obligation of the Loan Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

       16. This Amendment shall be construed in accordance with and governed by the laws of the United States of America and the State of Texas.

       17. THE CREDIT AGREEMENT, THIS AMENDMENT, THE WAIVER, THE NOTES, THE GUARANTY AGREEMENTS, THE LETTER OF CREDIT AGREEMENTS, THE SECURITY INSTRUMENTS AND THE OTHER WRITTEN





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DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT OR EXECUTED IN CONNECTION WITH OR
AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG
THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS AMONG THE PARTIES.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LOAN PARTIES:               THE GNI GROUP, INC.
------------



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Chief Financial Officer


                            DISPOSAL SYSTEMS, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            RESOURCE TRANSPORTATION SERVICES, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            GNI CHEMICALS CORPORATION



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President





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                            DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC.



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


LENDER:                     NATIONSBANK OF TEXAS, N.A.
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                            By:___________________________________
                            Name:   William T. Griffin, Jr.
                            Title:  Vice President





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